First Financial Bancorp Third Quarter 2014 Earnings Release Supplemental Information Exhibit 99.2

2 Certain statements contained in this release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non- payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors and statements of future economic performances and statements of assumptions underlying such statements. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to: economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act); management’s ability to effectively execute its business plan; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; the effect of changes in accounting policies and practices; and the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as well as its other filings with the SEC, for a more detailed discussion of these risks, uncertainties and other factors that could cause actual results to differ from those discussed in the forward-looking statements. Such forward-looking statements are meaningful only on the date when such statements are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events. Forward Looking Statement Disclosure

3 Adjusted Pre-Tax, Pre-Provision Income Trend Adjusted pre-tax, pre-provision (“PTPP”) income represents income before taxes plus provision for all loans less FDIC loss sharing income and accelerated discount adjusted for significant non-operating and non-recurring items Third quarter adjusted PTPP income increased $3.4 million compared to the linked quarter on higher net interest income resulting from continued organic asset generation as well as the Columbus, Ohio acquisitions during the period

4 Adjusted Pre-Tax, Pre-Provision Income For the three months ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands) 2014 2014 2014 2013 2013 Pre-tax, pre-provision income 1 23,647$ 22,422$ 21,660$ 1,947$ 23,707$ Less: accelerated discount on covered loans 789 621 1,015 1,572 1,711 Plus: loss share and covered asset expense 2 (431) 1,863 1,602 2,441 1,928 Pre-tax, pre-provision income, net of accelerated discount and loss on covered OREO 22,427 23,664 22,247 2,816 23,924 Less: gain on sales of investment securities - - 50 - - Less: other income not expected to recur 97 - - - - Plus: pension settlement charges - - - 462 1,396 Plus: expenses related to efficiency initiative 309 (59) 350 1,450 1,051 Plus: FDIC indemnification asset valuation adjustment - - - 22,417 - Plus: acquisition-related expenses 4,182 517 620 284 - Plus: other expenses not expected to recur 728 - 465 - - Adjusted pre-tax, pre-provision income 27,549$ 24,122$ 23,632$ 27,429$ 26,371$ 1 Represents income before taxes plus provision for all loans less FDIC loss sharing income 2 Reimbursements related to losses on covered OREO and other credit-related costs are included in FDIC loss sharing income, w hich is excluded from the pre-tax, pre-provision income above

5 Loan Composition Total Gross Loans – $4.8 billion As of September 30, 2014 (Dollars in millions) Covered loans likely to retain – performing credits both in- and out-of-market Expected to retain past the expiration of applicable loss sharing agreements with the FDIC Covered loans likely to exit – primarily classified credits both in- and out-of-market Pursuing resolution strategies with intent to exit under loss sharing agreements with the FDIC Commercial loss share expiration Approximately $190.3 million of covered loans lost FDIC loss sharing protection effective October 1, 2014 Total Gross Loans – $4.0 billion As of June 30, 2014 (Dollars in millions) Uncovered loans Covered loans likely to retain Covered loans likely to exit $3,663 91% $300 7% $66 2% $3,663 91% $300 7% $66 2%

6 Loan Composition Total loans, excluding loans acquired during the period, increased $147.7 million, or 14.6% on an annualized basis, compared to the linked quarter Third quarter growth driven by performance in specialty finance, C&I / owner-occupied CRE and franchise finance Uncovered loan growth has exceeded covered loan decline for seven of the past eight quarters 1 Includes unpaid principal balance of covered loans likely to retain and excludes loan mark / other of ($37.7) million associated with these loans Total Uncovered Loans and Covered Loans Likely to Retain – $4.8 billion1 As of September 30, 2014 (Dollars in millions)

7 Credit Product Diversity During the third quarter, the Company’s comprehensive set of credit products produced solid loan growth driven though multiple channels led by specialty finance, C&I / owner occupied CRE and franchise finance lending Category As of Percent As of Percent As of Percent (Dollars in thousands) December 31, 2008 of Portfolio June 30, 2014 1 of Portfolio September 30, 2014 1 of Portfolio Commercial and CRE $1,887,382 70.3% $2,322,413 58.6% $2,938,688 62.1% Franchise finance - 0.0% 495,756 12.5% 517,156 10.9% Business credit - 0.0% 119,141 3.0% 167,969 3.5% Equipment finance 50 0.0% 92,946 2.3% 87,892 1.9% Total commercial lending 1,887,432 70.3% 3,030,256 76.5% 3,711,705 78.4% Residential mortgage 383,599 14.3% 452,279 11.4% 499,700 10.6% Home equity 286,110 10.7% 455,898 11.5% 486,569 10.3% Other consumer 126,119 4.7% 68,149 1.7% 72,802 1.5% Total onsumer lending 795,828 29.7% 976,326 24.6% 1,059,071 22.4% Loan mark / other - 0.0% (43,836) (1.1%) (37,682) (0.8%) Total loans $2,683,260 100.0% $3,962,746 100.0% $4,733,094 100.0% 1 Includes all uncovered loans and unpaid principal balance of covered loans likely to retain

8 Components of Covered Asset Credit Losses For the three months ended September 30, (Dollars in thousands) 2014 Description Net incremental impairment / (relief) for period ($890) Reduction / (increase) in expected cash flows related to certain loan pools net of prior period impairment relief / recapture Net charge-offs 690 Represents actual net charge-offs of the recorded investment in covered loans during the period 1 Provision for loan and lease losses - covered (200) (Gain) / loss on sale - covered OREO (1,433) Other credit-related expenses 2 915 Total gross credit losses ($718) FDIC loss sharing income ($192) Represents receivable / (payable) due from / to the FDIC on estimated (Noninterest income) losses; calculated as approximately 80% of gross credit losses related to covered assets 3 ($526) Difference between these two amounts represents actual credit costs for the period 1 Investment in covered loans originally recorded at less than unpaid principal balance to reflect anticipated credit losses at time of acquisition 2 Represents credit related expenses of $1.0 million net of $87 thousand of rental income on covered OREO properties 3 FDIC loss sharing income w as less than 80% of gross credit losses during the period as First Financial received reimbursement from the FDIC for a prior period charge for w hich indemnification offset w as not recognized

First Financial Bancorp Third Quarter 2014 Earnings Release Supplemental Information